UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

GARRETT MOTION INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47548 Halyard Drive, Plymouth, MI 48170

and

La Pièce 16, 1180 Rolle, Switzerland

(Address of principal executive offices) (Zip Code)

+1 734 392 5500

and

+41 21 695 30 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2025, Garrett Motion Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 9, 2025 (the “Proxy Statement), are as follows:

Item 1 - Election of nine directors for a term of office expiring on the date of the Company’s 2026 Annual Meeting of Shareholders.

NOMINEE	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Daniel Ninivaggi	173,435,160	996,802	737,553	14,184,337
Paul Camuti	173,227,680	1,201,518	740,317	14,184,337
Joachim Drees	174,095,213	338,480	735,822	14,184,337
Kevin Mahony	172,987,353	1,444,830	737,332	14,184,337
D’aun Norman	173,468,973	960,111	740,431	14,184,337
Olivier Rabiller	174,184,031	265,775	719,709	14,184,337
Robert Shanks	174,540,348	321,682	307,485	14,184,337
Julia Steyn	174,143,567	291,309	734,639	14,184,337
Steven Tesoriere	173,937,195	495,120	737,200	14,184,337

Item 2 - Ratification of the appointment of Deloitte SA as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
189,250,550	66,173	37,129	N/A

Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
173,081,104	1,128,884	959,527	14,184,337

Item 4 – Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Votes for ONE YEAR	Votes for TWO YEARS	Votes for THREE YEARS	Votes ABSTAINED	Broker Non- Votes
173,647,881	26,251	742,169	753,214	14,184,337

Based on the foregoing votes, the director nominees named above were elected, Items 2 and 3 were approved, and shareholders approved the recommendation of the Company’s Board of Directors (the “Board”) to hold future advisory votes on the compensation of the Company’s named executive officers every year. The Talent Management and Compensation Committee of the Board has determined to hold future advisory votes on the compensation of the Company’s named executive officers every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRETT MOTION INC.

By:	/s/ Jerome P. Maironi
	Name:	Jerome P. Maironi
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 29, 2025